Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Christopher P. Kalnin, the Chief Executive Officer of BKV Corporation (the "Company"), hereby certify, that, to the best of my knowledge:
(1)          The Annual Report on Form 10-K of the Company for the period ended December 31, 2025 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:  March 6, 2026

/s/ Christopher P. Kalnin Christopher P. Kalnin Chief Executive Officer Principal Executive Officer